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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    February 9, 1997





                              THERATX, INCORPORATED
               (Exact name of registrant as specified in charter)


   Delaware                         0-24292                      33-0359338
(State or other                 (Commission File                (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)



105 Sanctuary Parkway, Suite 100, Alpharetta, Georgia              30201
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:   (770) 569-1840





                                Not Applicable
         (Former name or former address, if changed from last report)



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Item 5.  Other Events

         (a) On February 9, 1997, TheraTx, Incorporated (the "Company") executed an Agreement and Plan of Merger (the "Merger Agreement") with Vencor, Inc., a Delaware corporation ("Vencor"), and Peach Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Vencor ("Merger Sub"), pursuant to which, subject to the terms and conditions of the Merger Agreement, (i) Merger Sub will commence a tender offer (the "Offer") for all of the outstanding shares of the common stock, par value $.001 per share, of the Company (the "Common Stock"), together with the associated rights (the "Rights") to purchase Series A Junior Participating Preferred Stock of the Company at a price of $17.10 per share in cash (net to the seller) and (ii) Merger Sub will merge with and into the Company (the "Merger"), pursuant to which each share of Common Stock (and the associated Rights) will be converted into the right to receive $17.10 per share, in cash. Consummation of the Offer and the Merger is subject to the satisfaction or waiver of certain conditions including, among others, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of any other required regulatory approvals, and the absence of certain material adverse changes related to the Company or Vencor. Consummation of the Offer is also subject to the valid tender of a majority of the total shares of Common Stock outstanding on a fully diluted basis. The closing is expected to occur as soon as practicable after the satisfaction of the conditions set forth in the Merger Agreement. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         On February 10, 1997, Vencor and the Company issued a joint press release relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         (b) As of February 9, 1997, the Company and U.S. Stock Transfer Corporation (the "Rights Agent") executed Amendment No. 1 ("Amendment No. 1") to that certain Rights Agreement, dated as of July 28, 1995, between the Company and the Rights Agent (the "Rights Agreement"). Amendment No. 1
relates  to  changes  in  the  Rights  Agreement  required   as a result  of the
execution of the Merger Agreement and the transactions contemplated thereby. The description of Amendment No. 1 contained herein is qualified in its entirety by reference to Amendment No. 1, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of businesses acquired:

                  None.

         (b)  Pro Forma financial information:

                  None.



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         (c)  Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of February 9, 1997, by and among Vencor, Inc., a Delaware corporation ("Vencor"), Peach Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Vencor, and TheraTx, Incorporated, a Delaware corporation (the "Company").

                  4.1 Amendment No. 1 to Rights Agreement, dated as of February 9, 1997, between the Company and U.S. Stock Transfer Corporation.

                  99.1   Joint   Press   Release of  Vencor   and the   Company
                         dated February 10, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THERATX, INCORPORATED



                                            /s/ Donald R. Myll
                                            Name:     Donald R. Myll
                                            Title:    Senior Vice President and
                                                      Chief Financial Officer


Dated: February 10, 1997



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                                  EXHIBIT INDEX

Exhibit

2.1 Agreement and Plan of Merger, dated as of February 9, 1997, by and among Vencor, Inc., a Delaware corporation ("Vencor"), Peach Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Vencor, and TheraTx, Incorporated, a Delaware corporation (the "Company"). *

4.1           Amendment No.  1 to Rights Agreement,  dated as  of
              February 9, 1997, between the Company and U.S. Stock Transfer Corporation.

99.1 Joint Press Release of Vencor and the Company dated February 10, 1997.












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*        The Registrant  hereby agrees to furnish  supplementally  a copy of any omitted schedules to this Agreement to the Securities and Exchange Commission upon its request.